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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2004


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-R9)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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
           Delaware                                     333-118137                  33-0885129
 ----------------------------------                  --------------          -------------------------
(State or Other Jurisdiction                          (Commission                (I.R.S. Employer
of Incorporation)                                     File Number)               Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
-----------------------------------------------------    -------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------

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

                                       -2-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.       Other Events
                 ------------


Description of the Certificates and the Mortgage Pool

         Ameriquest Mortgage Securities Inc. (the "Registrant") plans a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2004-R9 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2004- R9 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Morgan Stanely & Co. Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.


                                       -4-


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------


                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits.
                           --------




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
                          Item 601(a) of
                          Regulation S K
    Exhibit No.             Exhibit No.                                Description
    -----------             -----------                                -----------
         1                      99             Computational Materials (as defined in Item 5) that have been provided by Morgan Stanley & Co. Incorporated to certain
                                               prospective purchasers of Ameriquest Mortgage Securities Inc.
                                               Asset-Backed Pass-Through Certificates, Series 2004-R9.

                                   ]SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 27, 2004


                                   AMERIQUEST MORTGAGE SECURITIES INC.


                                   By: /s/ John P. Grazer
                                       -------------------------------
                                   Name:   John P. Grazer
                                   Title:  CFO


                                Index to Exhibits

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
                        Item 601(a) of
                        Regulation S K                                                            Sequentially
   Exhibit No.           Exhibit No.                           Description                        Numbered Page
   -----------           -----------                           -----------                        -------------
        1                     99                         Computational Materials                 Filed Manually

                                  EXHIBIT 99.1


                                [FILED MANUALLY]